UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2022

(Date of Report - Date of earliest event reported on)

Community Bancorp/VT
(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
(Not Applicable)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)  Leslie Delhaie, Executive Vice President and Chief Operating and Innovation Officer of Community National Bank, Community Bancorp.’s wholly-owned subsidiary, was named Vice President of Community Bancorp. at a meeting of the Company’s Board of Directors held on December 21, 2022.  Biographical and other information about Ms. Delhaie is contained in the Company’s Current Report on Form 8-K filed on December 6, 2022 in connection with her appointment effective December 1, 2022 as the Chief Operating and Innovation Officer of Community National Bank, and is incorporated herein by reference.  Ms. Delhaie will not receive separate consideration for serving as a Vice President of the Company.

The Company issued a press release on December 22, 2022 announcing Ms. Delhaie’s appointment, a copy of which is filed as Exhibit 99.1 to this Report.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 -	Press Release of The Company dated December 22, 2022

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: December 22, 2022	/s/ Kathryn M. Austin
Kathryn M. Austin, President &
Chief Executive Officer

3